DRIEHAUS MUTUAL FUNDS
                        SUPPLEMENT DATED JULY 10, 2000 TO
                          PROSPECTUS DATED MAY 1, 2000

     On June 28, 2000, the Driehaus Mutual Funds' (the "Funds") Board of Trustees authorized the adoption of a redemption fee of 2.00% of the amount of shares redeemed within 60 days of purchase, effective as to shares purchased after July 31, 2000.

     The following information replaces the first paragraph under the heading "Investor Expenses" on pages 4, 8, 12, 16 and 20:

     SHAREHOLDER FEES. All Driehaus Mutual Funds are no-load investments, so you will not pay any shareholder fees (such as sales loads) when you buy or sell shares of the Fund, unless you sell your shares within 60 days after purchase, as described in the table below. There is a $25 charge for payments of redemption proceeds by wire (which may be waived for certain financial institutions, however, certain financial institutions may charge an account-based service fee).

     The following information replaces similar information found in the table under the subheading "Fees and Expenses of the Fund" on pages 4, 8, 12, 16 and 20:

     SHAREHOLDER FEES (fees paid directly from your investment)
     Maximum Sales Charge Imposed on Purchases..............................None
     Maximum Deferred Sales Charge..........................................None
     Maximum Sales Charge Imposed on Reinvested Dividends...................None
     Redemption Fee (on shares held less than 60 days for
     shares purchased after July 31, 2000) (as a % of amount redeemed).....2.00%
     Exchange Fee...........................................................None

     The following sentence is added as the first bullet point under the paragraph entitled "How to Purchase Shares" on page 34:

     o The Funds will deduct 2.00% from the redemption amount if you sell shares within 60 days of purchase effective as to shares purchased after July 31, 2000.

     The following sentence is added to the end of the first paragraph of the section titled "Purchases through Financial Institutions" under the heading "How to Purchase Shares" on page 34:

     However, the Funds will deduct 2.00% from the redemption amount if you sell your shares within 60 days of purchase effective as to shares purchased after July 31, 2000.

     The following information replaces in its entirety the second paragraph of the section titled "Execution of Requests" found under the heading "General Redemption Information" on page 36:

     Each Fund will deduct a redemption fee of 2.00% from the value of shares redeemed for shareholders who sell their shares within 60 days of purchase effective as to shares purchased after July 31, 2000. This fee is paid to the Fund and is designed to offset the commission costs, market impact costs, tax consequences to the Fund, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. Under certain circumstances, a Fund may not deduct a redemption fee.

     For shareholders who purchased shares on different days, the shares held the longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to shares that were acquired through reinvestment of distributions.

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     A redemption order will be executed at the price which is the net asset value determined after proper redemption instructions are received, minus the redemption fee, if applicable (see "HOW TO REDEEM SHARES"). The redemption price received depends upon the Fund's net asset value per share at the time of redemption and any applicable redemption fee. Therefore, it may be more or less than the price originally paid for the shares and may result in a realized capital gain or loss.

     The following information is added to the end of the section titled "Exchanging Shares" under the heading "Shareholder Services and Policies" on page 37:

     The 2.00% redemption fee which applies to shareholders who sell their shares within 60 days of purchase is also applied to shareholders who exchange their shares for other Driehaus Mutual Fund shares within 60 days of purchase effective as to shares purchased after July 31, 2000.